UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 3, 2007
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                          JACOBS FINANCIAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             0-21210                                   84-0922335
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     (Commission File Number)            (I.R.S. Employer Identification Number)

         300 Summers Street, Suite 970, Charleston, West Virginia 25301
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               (Address of Principal Executive Offices) (Zip Code)

                                 (304) 343-8171
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              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))





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SECTION 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 3, 2007, the Registrant entered into an agreement (the "December 3 Agreement") with National Indemnity Company ("National Indemnity") to purchase all of the outstanding shares of Unione Italiana Insurance Company of America ("Unione") for a purchase price of $2.75 million plus the surplus of Unione on the date of closing (the "Acquisition"). Unione is a New York corporation with insurance licenses in 26 states. Except for the December 3 Agreement, Registrant has no contractual or other relationship with National Indemnity or Unione.

Prior to closing, Unione will seek to obtain a Certificate of Authority from the Commonwealth of Kentucky and a listing as an Authorized Surety on Federal Bonds, and National Indemnity will enter into a reinsurance agreement with Unione under which National Indemnity will reinsure all liabilities of Unione under contracts of insurance and reinsurance arising prior to closing. Among other conditions, closing is subject to applicable regulatory approvals, including approval by the New York Superintendent of Insurance. Either party may terminate the December 3 Agreement if closing does not take place on or prior to June 30, 2008.

The parties contemplate entering into a definitive stock purchase agreement with respect to the Acquisition that will supersede their December 3 Agreement. A copy of the December 3 Agreement is included in this Current Report on Form 8-K as Exhibit 10.1. The foregoing summary of the December 3 Agreement is qualified in all respects by the copy of the December 3 Agreement attached hereto, which is incorporated herein by reference.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

      (a)   Financial Statements of Business Acquired

            None.

      (b)   Pro Forma Financial Information

            None.

      (c)   Exhibits

            10.1     December 3, 2007 Agreement







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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Jacobs Financial Group, Inc.



                                /s/John M. Jacobs
                                -----------------------------
Date: December 6, 2007          John M. Jacobs
                                President























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